SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

CRESCENT REAL ESTATE EQUITIES COMPANY

(Exact name of registrant as specified in its charter)

Texas	1-13038	52-1862813
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release
Third Quarter 2004 Supplemental Operating & Financial Data
Investor Presentation for Third Quarter 2004
Press Release

     The information contained in this Form 8-K is being furnished under Item 2.02 — Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure. This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.02. Results of Operations and Financial Condition.

     On November 8, 2004, Crescent Real Estate Equities Company (the “Company”) issued a press release to report its financial results for the quarter ended September 30, 2004. The press release is furnished as Exhibit 99.1 hereto. On that date, the Company also posted to its website (www.crescent.com) its third quarter 2004 supplemental operating and financial data and an investor presentation containing updated information about the Company’s operating data, its strategy and completed and planned transactions. The financial and operating data and the investor presentation are furnished as Exhibits 99.2 and 99.3, respectively, to this Form 8-K.

Item 7.01. Regulation FD Disclosure.

     On November 8, 2004, the Company issued a separate press release to report its execution of agreements relating to its entry into a joint venture arrangement relating to three of its office properties. The press release is furnished as Exhibit 99.4 hereto. This report on Form 8-K (including Exhibit 99.4 hereto) shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

     The following exhibits are included in this Form 8-K.

     (c) Exhibits

99.1	Press Release, dated November 8, 2004, of Crescent Real Estate Equities Company.

99.2	Third Quarter 2004 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for Third Quarter 2004

99.4	Press Release, dated November 8, 2004, of Crescent Real Estate Equities Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY

By:	/s/ JERRY R. CRENSHAW
Name:	Jerry R. Crenshaw, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: November 8, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 8, 2004, of Crescent Real Estate Equities Company relating to its third quarter results of operations.

99.2	Third Quarter 2004 Supplemental Operating and Financial Data of Crescent Real Estate Equities Company.

99.3	Investor Presentation of Crescent Real Estate Equities Company for Third Quarter 2004

99.4	Press Release, dated November 8, 2004, of Crescent Real Estate Equities Company.